Commitment and contingencies - Purchase Obligations (Table) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Jun. 30, 2013 Vessels shipbuilding contracts	Jun. 30, 2013 Drillship Shipbuilding contracts	Jun. 30, 2013 Total Obligations
1st year	$ 1,256,616	$ 76,840	$ 1,179,776	$ 1,256,616
2nd year		47,600	387,100	434,700
Total		$ 124,440	$ 1,566,876	$ 1,691,316